UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a -12

MOBILEMAIL (US) INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.

3)	Filing Party:

4)	Date Filed:

MOBILEMAIL (US) INC.
SUITE 5.12, 130 SHAFTESBURY AVENUE
LONDON, ENGLAND, WID 5EU

NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
To be held on Monday, July 23, 2007

Dear Shareholder:

     A special meeting of the Shareholders (the “Special Meeting”) of Mobilemail (US) Inc. (the “Company”) will be held at Suite 5.12, 130 Shaftesbury Avenue, London, England, WID 5EU, on Monday, July 23, 2007 at 10:00 a.m (GMT).

At the Special Meeting, shareholders will be asked:

1.	To approve a name change of the Company to MobiVentures Inc.;

2.

To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 300,000,000 shares with a par value of $0.001 per share; and

3.	To transact any other business properly brought before the Special Meeting and any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only shareholders of record of the Company’s common stock at the close of business on June 22, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     It is important that your shares be represented and voted at the Special Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Special Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

     If you are planning to attend the Special Meeting in person, you will be asked to register before entering the Special Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Special Meeting. If you are a shareholder of record, your ownership of the Company’s common stock will be verified against the list of shareholders of record as of the Record Date prior to being admitted to the Special Meeting. If you are not a shareholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the board of directors /s/ Peter Åhman Peter Åhman President and Chief Executive Officer July 10, 2007

TABLE OF CONTENTS

Page

THE SPECIAL MEETING OF THE SHAREHOLDERS	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	4

PROPOSAL NUMBER ONE: APPROVAL OF PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE IN NAME OF THE COMPANY TO “MOBIVENTURES INC.”	5

PROPOSAL NUMBER TWO: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	6

FORWARD–LOOKING STATEMENTS	8

WHERE YOU CAN FIND MORE INFORMATION	8

EXHIBIT A CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION	9

EXHIBIT B CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION	10

MOBILEMAIL (US) INC.
SUITE 5.12, 130 SHAFTESBURY AVENUE
LONDON, ENGLAND, WID 5EU

PROXY STATEMENT
FOR THE 2007 SPECIAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON JULY 23, 2007

THE SPECIAL MEETING OF THE SHAREHOLDERS

General

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of MOBILEMAIL (US) INC. (“we”, the “Company” or “Mobilemail”) for use at the 2007 special meeting of the shareholders (the “Special Meeting”) to be held on Monday, July 23, 2007 at 10:00 am (Greenwich MeanTime) at Suite 5.12, 130 Shaftesbury Avenue, London, England, WID 5EU and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Special Meeting.

     This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our shareholders on or about July 11, 2007 (the “Mailing Date”).

Record Date and Shares Entitled to Vote

     Our board of directors has fixed the close of business June 22, 2007 (the “Record Date”) as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the Record Date, there were approximately 37,623,402 shares of our common stock issued, outstanding, and entitled to vote at the Special Meeting. Holders of common stock are entitled to one vote at the Special Meeting for each share of common stock held of record at the Record Date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

Entitlement to Vote

     If you are a record holder of shares of our common stock on the Record Date, you may vote those shares of our common stock in person at the Special Meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

     You can vote the shares that you own on the Record Date by either attending the Special Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Special Meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Special Meeting;

(b)	executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at any time before the taking of the vote at the Special Meeting; or

(c)

attending at the Special Meeting, giving affirmative notice at the Special Meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the Special Meeting will not, in and of itself, revoke your proxy.

     All shares of common stock represented by properly executed proxies received at or prior to the Special Meeting that have not been revoked will be voted in accordance with the instructions of the shareholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the Special Meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the Special Meeting.

     Any written revocation of proxy or subsequent later-dated proxy should be delivered to our head office at the above address Attention: Mr. Peter Åhman, President and Chief Executive Officer.

Quorum

     A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the Special Meeting is one percent of our issued and outstanding shares as of the Record Date.

     In order to be counted for purposes of determining whether a quorum exists at the Special Meeting, shares must be present at the Special Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

(a)	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

(b)	shares represented by properly executed proxies for which no instruction has been given; and

(c)	broker non-votes.

     Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

     Proposal One – Name Change: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect a name change. Shareholders may vote in favor of or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against this proposal.

     Proposal Two – Increase In Authorized Number Of Shares Of Common Stock: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendments to our Articles of Incorporation to effect an increase in the authorized number of shares of our common stock. Shareholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

Shareholder Proposals

No proposals have been received from any shareholder to be considered at the Special Meeting.

Other Matters

     It is not expected that any matters other than those referred to in this proxy statement will be brought before the Special Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special Meeting.

Solicitation of Proxies

     This proxy solicitation is being made on behalf of our board of directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the Record Date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director and all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Based on information furnished to us by the beneficial owners of our common stock listed below, we believe such owners have sole investment and voting power with respect to their shares (unless otherwise noted), subject to community property laws where applicable. For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following June 22, 2007, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     The number of shares beneficially owned and the percentage of shares beneficially owned are based on 37,623,402 shares of common stock outstanding as of the Record Date. Each share is entitled to one vote.

	Amount and Nature of	Percentage of Beneficial
Name of Beneficial Owner(1)	Beneficial Ownership (1)	Ownership (2)
Directors and Officers:

Gary Flint	1,416,867	3.8%

Peter Åhman	5,757,803(3)	15.3%

Simon Ådahl	821,917(4)	2.2%

Miro Wikgren	1,644,930(5)	4.4%

All executive officers and directors as a group (4 persons)	9,641,517	25.6%

	Amount and Nature of	Percentage of Beneficial
Name of Beneficial Owner(1)	Beneficial Ownership (1)	Ownership (2)
Major Shareholders:

Tracebit Holding OY	5,757,803	15.3%

The Mobilemail Technology Partnership LLP(6)	10,000,000	26.6%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 37,623,402 shares of our common stock outstanding as of June 22, 2007.

(3)	These shares are held by Tracebit Holding OY of which Mr. Åhman is the sole director and a significant shareholder. Accordingly, Mr. Åhman may be deemed to be the beneficial owner of these shares.

(4)	These shares are held by Capella Capital OÜ of which Mr. Ådahl is the sole director and shareholder. Accordingly. Mr. Ådahl may be deemed to be the beneficial owner of these shares.

(5)	These shares are held by Pollux OÜ of which Mr. Wikgren is the sole director and shareholder. Accordingly, Mr. Wikgren may be deemed to be the beneficial owner of these shares.

(6)

The MobileMail Technology Partnership LLP is a limited liability partnership comprised of eighty nine equity partners and two designated partners, each of whom is a limited partner. Mr. Paul Carter is a designated partner and is the administrator of the partnership pursuant to a services agreement between Mr. Carter and the partnership. The administrator is responsible for the administration of the business of the partnership and, subject to the partnership’s operating agreement, makes decisions regarding management of the business of the partnership. Accordingly, Mr. Carter exercises voting and investment control over the securities held by The MobileMail Technology Partnership LLP.

     We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Special Meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards:

(a)	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

(b)	each nominee for election as one of our directors; or

(c)	any associate of any of the foregoing persons.

PROPOSAL NUMBER ONE:
APPROVAL OF PROPOSED AMENDMENT
TO THE ARTICLES OF INCORPORATION
TO EFFECTUATE A CHANGE IN NAME
OF THE COMPANY TO “MOBIVENTURES INC.”

Name Change

     The board of directors of the Company has made a strategic decision to re-brand the business of the Company under the name “MobiVentures” This re-branding will extend to the Company’s mobile application, content and services. As part of this re-branding strategy, the board of directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Mobilemail (US) Inc. to MobiVentures Inc. The objective of the change in corporate name is to more accurately reflect the proposed brand name under which the Company will be marketing its mobile applications, content and services. The Company believes that the name change will remove any confusion between the Company’s corporate name and its re-branded business name.

     The board of directors approved a resolution to amend the Articles of Incorporation on June 21, 2007 to change the Company’s name to “MobiVentures Inc.”, subject to shareholder approval. By approving this proposal, the shareholders will authorize the board of directors to amend the Company’s Articles of Incorporation as set forth in Exhibit A. The amendment embodies changing the text of Article I to read as follows:

     “The name of the corporation is “MOBIVENTURES INC.”.

     After the name change, it is anticipated that the Company’s trading symbol for the OTC Bulletin Board will be changed from “MBMU” to a new stock symbol provided by NASD.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO
AMEND THE ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE

PROPOSAL NUMBER TWO:
APPROVAL OF AMENDMENT
TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     The shareholders are being asked to approve a second amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 300,000,000 shares with a par value of $0.001 per share. On June 21, 2007, the Company’s Board of Directors adopted resolutions approving the increase to our authorized capital and the amendment to our Articles of Incorporation and directing that the amendment be submitted to a vote of the shareholders at the Special Meeting. A copy of the proposed amendment to our Articles of Incorporation effecting the increase in our authorized common stock is attached hereto as Exhibit B. The board of directors has determined that the amendment is in the best interests of the Company and its shareholders and unanimously recommends approval by the shareholders.

     If this proposed amendment is approved by the shareholders, the board of directors may proceed to file the amendment to the Articles of Incorporation with the Nevada Secretary of Sate, thereby making the increase to the number of authorized shares of common stock effective. The board of directors may, in its discretion, abandon the amendment to increase the Company’s authorized capital of common stock . If the board of directors continues to believe that it is in the best interests of the Company and its shareholders to proceed with the increase in the Company’s authorized capital of common stock, the board of directors will, upon shareholder approval, file with the Nevada Secretary of State a Certificate of Amendment to the Articles of Incorporation increasing the number of authorized shares of common stock as set forth in this proposal.

     The Articles of Incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock with a par value of $0.001 per share. Of the 100,000,000 shares of common stock currently authorized, a total of 37,623,402 shares of common stock are issued and outstanding as of the Record Date. As of June 21, 2007, the Company does not have any shares reserved for issuance pursuant to outstanding options, warrants and convertible debt. The Company’s authorized shares of preferred stock shall remain at 5,000,000 shares with a par value of $0.001 per share, without amendment.

Reasons for Increase

     The board of directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion. The Company has not entered into any acquisition agreement, financing agreement or other arrangement whereby it is obligated to issue additional shares of its common stock which could not be completed without the contemplated increase to the Company’s authorized capital that is the subject of this proposal.

     The Company has entered into a letter of intent with txtNation Ltd. (“TxtNation”) and Jonathan Rowsell and Michael Whelan (the “Prinicipal Shareholders”) dated April 24, 2007 pursuant to which additional shares of the Company’s common stock may be issued. The Letter of Intent contemplates the acquisition by the Company of up to 49% of the shares of TxtNation from the Principal Shareholders in consideration for an aggregate of GBP 1,250,000 in cash and the issuance of shares of our common stock with a value of $7,000,000. If this acquisition were concluded, the additional shares of the Company’s common stock that are the subject of this proposal would be available to enable the Company to (i) issue the share portion of the purchase price for the acquisition of TxtNation, and (ii) issue shares to raise the cash portion of the purchase price for the acquisition of TxtNation. However, the Company believes that its current authorized capital is sufficient to enable it to complete this acquisition, should a definitive acquisition agreement be concluded, without the increase to the authorized capital. The Company has not entered into a definitive acquisition agreement for the TxtNation acquisition to date and there is no assurance that any definitive acquisition agreement will be concluded.

Effect of Increase

     If the shareholders approve the proposed amendment, the board of directors may cause the issuance of additional shares of common stock without further vote of the shareholders of the Company, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed. Under the Company’s Articles of Incorporation, the Company’s shareholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if the board of directors elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders.

     The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the board of directors in proposing the amendment. For example, if the board of directors issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the board of directors. As of the date of this Proxy Statement, the board of directors is not aware of any attempt or plan to obtain control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

FORWARD–LOOKING STATEMENTS

     This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

     Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the board of directors of Mobilemail (US) Inc.

/s/ Peter Åhman

Peter Åhman
President and Chief Executive Officer

Helsinki, Finland
July 10, 2007

EXHIBIT A
CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation: MOBILEMAIL (US) INC.

2.	The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation is hereby amended to state as follows:

ARTICLE 1

The name of the corporation is MOBIVENTURES INC.

3.

The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ♦%

4.	Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (required):

Peter Åhman, President and Chief Executive Officer

EXHIBIT B
CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of corporation: MOBIVENTURES INC.

2.

The articles have been amended as follows (provide article numbers, if available):

Article 3 of the Articles of Incorporation is hereby amended to state as follows:

ARTICLE 3

“The aggregate number of shares that the Corporation will have authority to issue is Three Hundred and Five Million (305,000,000), of which Three Hundred Million (300,000,000) shares will be common stock, with a par value of $0.001 per share, and Five Million (5,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.”

3.

The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ♦%

4.	Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (required):

Peter Åhman, President and Chief Executive Officer

PROXY

MOBILEMAIL (US) INC.

SPECIAL MEETING OF SHAREHOLDERS

MONDAY, JULY 23, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOBILEMAIL (US) INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Peter Åhman, President and Chief Executive Officer of Mobilemail (US) Inc., a Nevada corporation, (the “Company”) and Gary Flint, director, and each of them individually, with full power of substitution, as proxy holder to represent and vote, as designated herein, all shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at Suite 5.12, 130 Shaftesbury Avenue, London, England, WID 5EU, on Monday, July 23, 2007 at 10:00 a.m (GMT) and any adjournment thereof (the “Meeting”):

		For	Against	Abstain
1.	To approve the proposed corporate name change of the Company to “MobiVentures Inc.”, as more particularly described in the Proxy Statement	[ ]	[ ]	[ ]

2.

To approve the increase to the number of authorized shares of common stock of the Company from 100,000,000 shares to 300,000,000 shares with a par value of $0.001 per share, as more particularly described in the Proxy Statement

		[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company, or shall vote in person at the Meeting.

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

(Signature)	(Date)	(Signature)	(Date)

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.